                                                                   EXHIBIT 10.10

                             FIRST AMENDMENT TO THE

                          CADENCE DESIGN SYSTEMS, INC.

                                  401(K) PLAN

     WHEREAS, Cadence Design Systems, Inc. (the "Company") amended and restated its 401(k) Plan (the "Plan"), effective January 1, 1989; and

     WHEREAS, effective January 1, 1990, the Company will merge the Plan with the Gateway Design Automation Corporation 401(k) Profit Sharing Plan; and

     WHEREAS, due to such merger the Company must amend the Plan to provide for distributions from the Plan in the form of annuities; and

     WHEREAS, the Company may amend the Plan pursuant to Article 18.1 thereof:

     NOW, THEREFORE, effective January 1, 1990, the Plan is amended as follows:

     1.  Subparagraph (a) of Article 1.1 shall read as follows:

          (a) "Accounts" shall mean a Participant's 401(k) Account, Rollover Account, Profit Sharing Account, Matching Account and Voluntary Account, or any one of such Accounts as the context may require.

     2.  Subparagraph (11) of Article 1.1 shall read as follows:

          (11) "Trust Agreement" shall mean that trust agreement entered into between the Employer and Trustee effective as of January 1, 1989, as may be amended from time to time.

     3.  New Subparagraph (pp) is added to Article 1.1 to read as follows:

          (pp) "Voluntary Account" shall mean that account of a Participant to which nondeductible employee contributions made by a Participant prior to January 1, 1990, under the terms of the Gateway Design Automation Corporation 401(k) Profit Sharing Plan shall be credited.

     4. Article 4 is renamed "Rollover Contributions and Voluntary Contributions" and the following new Article 4.2 is added thereto:

          4.2 Voluntary Contributions. Voluntary contributions made by a Participant prior to January 1, 1990 under the terms of the Gateway Design Automation Corporation 401(k) Profit Sharing Plan shall be held in the Participant's Voluntary Account separate from any other contributions under the Plan and any allocable forfeitures. No additional Voluntary Contributions shall be made to such Account or the Plan.

     5. Articles 8.5 and 8.6 shall be redesignated Articles 8.6 and 8.7 and a new Article 8.5 shall be added to read as follows:

          8.5 Voluntary Account. A separate Voluntary Account shall be established and maintained for each Participant who has made Voluntary Contributions prior to January 1, 1990, pursuant to Article 4.2 which shall be credited with such Voluntary Contributions and the Trust income allocable thereto and shall be charged with distributions therefrom and Trust losses allocable thereto.

     6.  Article 10.1 shall be amended to read as follows:

          10.1 401(k) Accounts, Rollover Accounts and Voluntary Accounts. The full amount credited to a Participant's 401(k) Account, Rollover Account and Voluntary Account, if any, shall be one hundred percent (100%) vested and nonforfeitable at all times.

     7. Article 11 shall be amended by adding the following new Article 11.4 thereto:

          11.4 Notwithstanding any other provisions in this Article 11, any Employee who was employed by Gateway Design Automation Corporation ("Gateway") prior to the merger of Gateway and the Company shall be credited with all service with Gateway prior to the merger in accordance with Article 11.2.

     8. Article 12.1(a) is amended by adding the following new subparagraph (3) thereto:

          (3) With respect only to Participants who were participants in the Gateway Design Automation Corporation 401(k) Plan which was merged into this Plan, in an annuity form of benefit. If a Participant elects such annuity form of benefit pursuant to this subparagraph, his distribution shall be made pursuant to Article 12.6. The annuity form of benefit shall not be available if the value of the Participant's vested Account does not exceed $3,500.

     9.  Article 12 is amended by adding the following new Article 12.6 thereto:

          12.6 Payment of Benefit in the Form of Annuities. If a Participant elects an annuity form of benefit pursuant to Article 12.1(a)(3), the benefits provided by the Plan shall be distributed as follows:

          (a) (1) Married Participants. The benefits under the Plan for a Participant who has been married for at least one (1) year on the date the benefit payments commence, shall be in the form of a qualified joint and survivor annuity, payable in equal monthly installments, commencing on the Participant's Normal Retirement Date, or such earlier date as the Participant may elect which is after such Participants' termination of employment, for the life of the Participant with a survivor annuity for the life of the spouse which is fifty percent (50%) of the amount of the annuity payable during the joint lives of the Participant and the Participant's spouse. This qualified joint and survivor annuity shall be the Actuarial Equivalent of the value of the Participant's vested Accounts determined as of the Valuation Date coinciding with or next following the Participant's termination of employment. For purposes of this Article 12.6, "Actuarial Equivalent" shall mean a payment or series of payments mathematically equivalent to another amount based on consistently applied reasonable actuarial assumptions selected by the

     Employer, if such assumptions do not result in discrimination in favor of Employees who are Highly Compensated Employees.

          (2) Unmarried Participants. If a Participant has not been married for at least one year on the date benefit payments commence, and does not have a former spouse or spouses who is/are entitled to survivor annuity benefits under a qualified domestic relations order as provided in Article 22.4 the benefits under the Plan for such Participant shall be in the form of a life annuity, payable in equal monthly installments, commencing on the Participants' Normal Retirement Date, or such earlier date after termination of employment as the Participant may elect, for the life of the Participant. This life annuity shall be the Actuarial Equivalent of the value of the Participants' vested Accounts determined as of the Valuation Date coinciding with or next following the Participants' termination of employment.

          Any Participant who has elected an annuity form of benefit, may at any time prior to the annuity starting date, revoke such election and elect to have benefits paid in one of the options set forth in Article 12.1(a), subject, however, to the provisions of Article 12.6(c).

          (b) Death Benefits. Upon the death of a Participant who has elected an annuity form of benefit pursuant to Article 12.1(a)(1), his or her Beneficiary shall be entitled to receive a death benefit determined as follows:

          (1) The death benefits, if any, payable upon the death of any Participant who is receiving (or has received) retirement benefits under the Plan will depend upon whether the particular form of annuity which such Participant is receiving (e.g., life annuity or joint and survivor annuity) provides for any survivor or other death benefits and shall be paid in accordance with the form of benefit which such Participant had been receiving.

          (2) If a Participant who has not begun to receive payments under the Plan either dies while in active service of the Employer, or separates from service with vested benefits and thereafter dies before the annuity starting date, the surviving spouse, if any, and the Beneficiary of the Participant shall be entitled to a death benefit determined as follows:

          (A) If the Participant has been married for at least one (1) year at the time of his death, the Participant's surviving spouse shall be entitled to a qualified preretirement survivor annuity for the life of such surviving spouse which annuity shall be the Actuarial Equivalent of the amount equal to the value of fifty percent (50%) of the deceased Participant's vested Accounts as of the date of such Participant's death. Notwithstanding the foregoing however, the surviving spouse of a deceased Participant may elect, in lieu of receiving the qualified preretirement survivor annuity, to have fifty percent (50%) of the Participant's vested Accounts paid in one of the options as set forth in Article 12.1(a). Any such election shall comply with the requirements of Article 12.6(c).

          (B) A death benefit will be paid to the Participant's Beneficiary in an amount equal to the Participant's vested benefits at the time of the Participant's death reduced by any amount payable to a surviving spouse pursuant to Article 12.6(b)(2)(A), above. The Beneficiary may elect, with respect to any death benefit paid pursuant to this provision, that the benefit be paid in one of the options as set forth in Article 12.1(a).

          (c) Revocation of Election. A Participant who has elected an annuity form of benefit and the spouse or former spouse of a deceased Participant who is entitled to a qualified preretirement survivor annuity, may elect to have benefits paid in one of the options set forth in Article 12.1(a), subject to the provisions of this Article 12.6(c).

          (1) The election to waive the qualified joint and survivor annuity must be made within the 90-day period ending on the annuity starting date.

          (2) The election by the Participant to waive the qualified preretirement survivor annuity may be made or revoked at any time after the first day of the Plan Year in which the Participant attains age 35 years, but it shall become irrevocable on the Participant's death.

          (3) The election by the Participant's spouse to waive the qualified preretirement survivor annuity may be made any time prior to the annuity starting date.

          (4) Any waiver of a qualified joint and survivor annuity or a qualified preretirement survivor annuity shall not be effective unless: (i) the Participant's spouse consents in writing to the waiver; (ii) the election designates a specific beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent); (iii) the spouse's consent acknowledges the effect of the election; and (iv) the spouse's consent is witnessed by a representative of the Plan or a notary public. Additionally, a Participant's waiver of a qualified joint and survivor annuity shall not be effective unless the election designates a form of benefit which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent). The spousal consent requirement may be waived by the Committee if there is no spouse or the spouse cannot be located, or for such other reasons authorized in applicable Treasury Regulations.

          (5) Any consent by a spouse obtained under Article 12.6(c)(4) (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights.

          (6) The Committee shall furnish each Participant with an explanation of the Plan's qualified joint and survivor annuity provisions, the Participant's rights to waive such qualified joint and survivor annuity, the effect of such waiver, a general description of the eligibility conditions and other material features of the optional forms of benefit and sufficient additional information to explain the relative values of the optional forms of benefit available under the Plan, the right of a Participant's spouse to consent to such waiver, and the right to make, and the effect of a revocation of waiver. This explanation shall be furnished no less than 30 days and no more than 90 days prior to the annuity starting date and in the manner required under applicable Treasury Regulations.

          (7) The Committee shall furnish each Participant with an explanation of the qualified preretirement survivor annuity, the Participant's right to waive such qualified preretirement survivor annuity, the requirement that the Participant's spouse consent to any such waiver, and the right to make, and the effect of, a revocation of such waiver. This explanation shall be furnished to the Participant within the applicable period with respect to a Participant, whichever of the following periods ends last: (i) the period beginning on the first day of the Plan Year in which the Participant attains age 32 years and ending on the last day of the Plan Year preceding the Plan Year in which the Participant attains age 35 years, (ii) a reasonable period after the individual becomes a Participant, (iii) a reasonable period ending after the qualified preretirement survivor annuity is no longer fully subsidized, (iv) a reasonable period ending after section 401(a)(11) of the Code first applies to the Participant, and (v) a reasonable period after separation from service in case of a Participant who separates before attaining age 35. For purposes of applying (ii), (iii) and (iv), a reasonable period is the one-year period ending after the date the applicable event occurs and the applicable period of such events begins one year prior to the occurrence of the enumerated events. For purposes of applying (v), the applicable period means the period beginning one year before the separation from service and ending one year after such separation.

          (d) Provision of Annuity Benefits Through Commercial Annuity. The Plan may provide the annuity and qualified preretirement survivor annuity benefits provided under this Article 12.6 through the purchase of an annuity contract which provides such benefits and which is owned by the Plan or distributed to the Participant, provided that such contract shall provide for the notice, election and consent provisions applicable to such benefits which are set forth in this Article 12.6 and Sections 401(a)(11) and 417 of the Code.

     Executed this 30th day of April 1990.
                                            CADENCE DESIGN SYSTEMS, INC.

                                            By  /s/  Leonard J. LeBlanc
                                                     Leonard J. LeBlanc

                            SECOND AMENDMENT TO THE

                          CADENCE DESIGN SYSTEMS, INC.

                                  401 (K) PLAN

     WHEREAS, Cadence Design Systems, Inc. (the "Company") amended and restated its 401(k) Plan (the "Plan", effective January 1, 1989; and

     WHEREAS, effective July 12, 1990, the Company will permit certain employees of Automated Systems, Inc. to participate in the Plan; and

     WHEREAS, the Company may amend the Plan pursuant to Article 18.1 thereof;

     NOW, THEREFORE, effective July 1, 1990, the Plan is amended as follows:

     1 Article 1 shall be amended by modifying subparagraph (j) of Article 1.1 to read as follows:

          "Eligible Employee" shall mean every Employee except any Employee (1) who is not a non-resident alien, and who receives no earned income within the meaning of the Code from the Employer which constitutes income from sources within the United States within the meaning of section 861(a)(3) of the Code, (2) who is a member of a collective bargaining unit and who is covered by a collective bargaining agreement, which agreement does not specifically provide for coverage of such Employee under the Plan, or (3) who performs services as a non-exempt Employee at the Company's offices or facilities in Brookfield, Wisconsin and who is compensated on an hourly basis.

     2. Article 11 shall be amended by adding the following new Article 11.5 thereto:

          11.5 Notwithstanding any other provisions in this Article 11, any Eligible Employee who was employed by Automated Systems, Inc. ("ASI") prior to the merger of ASI and the Company shall be credited with all service with ASI prior to the merger in accordance with Article 11.2

     Executed this 27th day of July 1990.
                                            CADENCE DESIGN SYSTEMS, INC.

                                            By: /s/  Leonard J. LeBlanc
                                                     Leonard J. LeBlanc

                             THIRD AMENDMENT TO THE

                          CADENCE DESIGN SYSTEMS, INC.

                                  401(K) PLAN

     WHEREAS, Cadence Design Systems, Inc. (the "Company") amended and restated its 401(k) Plan (the "Plan"), effective January 1, 1989;

     WHEREAS, the Plan received a favorable determination letter from the Internal Revenue Service ("IRS") on March 25, 1991;

     WHEREAS, in order to rely on such determination letter the IRS has requested that various amendments to the Plan be adopted;

     WHEREAS, the Company wishes to amend the Plan to comply with the Department of Labor loan regulations; and

     WHEREAS, the Company may amend the Plan pursuant to Article 18.1 thereof;

     NOW, THEREFORE, effective January 1, 1989, unless otherwise noted, the Plan is amended as follows:

     1. The first sentence of Article 1.1(h) shall be deleted in its entirety and the following shall be inserted in lieu thereof:

     "Compensation" shall mean for any Plan Year all wages, salaries, bonuses, commissions, fees for professional services, car allowances and other amounts received for personal services actually rendered in the course of employment with the Employer (up to $200,000, multiplied by the Adjustment Factor for Plan Years beginning after 1989) which are paid in cash or in kind to an Employee during such Plan Year or, for Plan Years beginning before January 1, 1992, if the Employer is an accrual basis taxpayer, which are accrued with respect to an Employee during such Plan Year. In applying the $200,000 limitation, the rules of section 414(q)(6) shall apply, except that "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. If in complying with section 414(q)(6) of the Code, the $200,000 limitation (as adjusted if permitted) is exceeded, then the $200,000 limitation shall be prorated among the affected individuals in proportion to each individual's Compensation prior to the application of the $200,000 limitation."

     2. Article 1.1(s) shall be deleted in its entirety and the following shall be inserted in lieu thereof:

          "(s) "Highly Compensated Employee" shall mean:

          (1) Any Employee who, during the current Plan Year or the 12month period immediately preceding the current Plan Year:

          (A) Was at any time a 5% owner, as defined in section
     416(i)(1)(A)(iii) of the Code;

          (B) Received compensation in excess of $75,000 (adjusted for the Adjustment Factor);

          (C) Received compensation in excess of $50,000 (adjusted for the Adjustment Factor) and was in the top twenty percent (20%) of Employees, ranked on the basis of compensation for such Plan Year; or

          (D) Was at any time as officer, within the meaning of section 416(i) of the Code, and received compensation greater than fifty percent (50%) of the dollar limitation in effect under section 415(b)(1)(A) of the Code for such Plan Year.

          (2) Notwithstanding any other provision in the Plan, subparagraphs
     (1)(B), (1)(C) or (1)(D) above shall not apply to an Employee for the current Plan Year unless:

          (A) Such Employee was a Highly Compensated Employee for the preceding 12-month period by application of subparagraphs (1)(B), (1)(C) or (1)(d) above; or

          (B) Such Employee is a member of the group of the 100 Employees paid the greatest compensation for the current Plan Year.

          (3) For purposes of subparagraph (1)(D) above, no more than 50 Employees (or, if lesser, the greater of three Employees or ten percent (10%) of Employees) shall be treated as officers. If, for any Plan Year, no officer is described in subparagraph (1)(D), the highest paid officer of the Employer for such
Plan Year shall be treated as described in subparagraph (1)(D).

          (4) For purposes of this Article 1.1(s), a former Employee shall be treated as a Highly Compensated Employee if

          (A) Such Employee was a Highly Compensated Employee when such Employee separated from service; or

          (B) Such Employee was a Highly Compensated Employee at any time after attaining age 55.

          (5) For purposes of determining Highly Compensated Employees under subparagraphs (1)(C) and (1)(D), the Employees described in section 414(q)(8) of the Code shall be excluded.

          (6) For purposes of this Article 1.1(s), compensation shall be defined as in Article 1.1(h), except that compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includable in the Employee's gross income under section 125, 402(a)(8), 402(h)(1)(B) or 403(b) of the Code.

          (7) If the Employer is eligible under section 414(q)(12)(B) of the Code to elect to determine Highly Compensated Employees pursuant to the method described in section 414(q)(12)(A) of the Code, then for purposes of determining the Highly Compensated Employees of such Employer, subparagraph
     (1)(B) above shall be applied by substituting "$50,000" for "75,000," and subparagraph (1)(C) above shall not apply.

          (8) For purposes of this Article 1.1(s), the Employer and any Related Company shall be treated as a single Employer of an Employee.

          (9) Notwithstanding any other provision in the Plan, the Employer may elect to determine Highly Compensated Employees on the basis of the "calendar year calculation election" set forth in the regulations promulgated under the Internal Revenue Code.

          (10) Notwithstanding any other provision in the Plan, the determination of Highly Compensated Employees shall be made in accordance with section 414(q) of the Code and the regulations promulgated thereunder.

     3.  A new Article 3.3(d) shall be added as follows:

          "(d) The Excess Deferrals which would otherwise be distributed to a Participant pursuant to this Article 3.3 shall be reduced by the amount of Excess Contributions previously distributed to such Participant for the Plan Year, in accordance with regulations promulgated by the Secretary of the Treasury."

     4. Article 3.7(c)(2) shall be deleted in its entirety and the following inserted in lieu thereof:

          (2) For purposes of determining the Deferral Percentage of a Participant who is a Highly Compensated Employee and is either a 5% owner as defined in Article 21.5(3)(a) or one of the ten most Highly Compensated Employees of the Employer, the 401(k) Contributions and compensation of such Participant shall include the 401(k) Contributions and compensation of Family Members, and such Family Members shall be disregarded in determining the Deferral Percentages for Participants who are Non-Highly Compensated Employees."

     5.  A new Article 3.7(c)(6) shall be added as follows:

          "(6) 401(k) Contributions shall relate to a Participant's compensation that either would have been received by the Participant during the Plan Year but for the Participant's election to make 401(k) Contributions or is attributable to services performed by the Participant during the Plan Year and, but for the Participant's election to make 401(k) Contributions, would have been received by the Participant within two and one-half months after the close of the Plan Year."

     6. Article 3.8(b)(ii) shall be deleted in its entirety and the following shall be inserted in lieu thereof:

          "(ii) The income allocable to Excess Contributions shall be equal to the sum of the allocable gain or loss for the Plan Year for which the Excess Contributions were made, and the allocable gain or loss for the period between the end of such Plan Year and the date of distribution, as determined as follows:

          (A) The income allocable to a Participant's Excess Contributions for a Plan Year shall be determined by multiplying the total income for the Plan Year allocable to the Participant's 401(k) Contributions (including amounts treated as 401(k) Contributions) by a fraction, the numerator of which shall be the Participant's Excess Contributions, and the denominator of which shall be the total balance of the Participant's 401(k) Account (including amounts treated as 401(k) Contributions) as of the end of the Plan Year, reduced by the gain allocable to such Account for the Plan Year, and increased by the loss allocable to such Account for the Plan Year.

          (B) The allocable income shall include income for the period between the end of the Plan Year for which the Excess Contributions were made, and the date on which the corrective distribution is made to the Participant. For purposes of calculating the allocable income for this period, the Committee, in its sole discretion, shall select one of the two following methods, provided that the method selected shall be applied on a uniform and nondiscriminatory basis for all Participants with Excess Contributions:

          (1) The "fractional method," under which the income for the period between the end of the Plan Year and the last day of the month preceding the distribution date shall be multiplied by a fraction determined under the method described in Article 3.8(b)(ii)(A) above, or

          (2) The "10% method," under which 10% of the allocable income determined pursuant to Article 3.8(b)(ii)(A) above shall be multiplied by the number of calendar months that have elapsed between the end of the Plan Year and the distribution date. For purposes of determining the number of calendar months under the 10% method, a distribution made on or before the fifteenth day of a month shall be treated as having been made on the last day of the preceding month and a distribution occurring after the fifteenth day of a month shall be treated as having been made on the first day of the following month."

     7. A new Article 3.8(b)(iii) shall be added as follows and Article 3.8(b)(iii) shall be redesignated as Article 3.8(b)(iv):

          "(iii) For purposes of this Article 3.8(b), if the Highly Compensated Employee's Deferral Percentage is determined by combining the 401(k) Contributions and compensation of all Family Members pursuant to Article 3.7(c)(2), then the maximum amount of 401(k) Contributions permitted is determined in accordance with the leveling method set forth above in
     Article 3.8(b)(i)(B), and the Excess Contributions for the Family Members are allocated among the Family Members in proportion to their 401(k) Contributions."

     8.  A new Article 3.8(b)(v) shall be added as follows:

          "(v) If Excess Contributions and allocable income for a Plan Year are not corrected by distribution before the close of the first 2-1/2 months of the following Plan Year, the Employer shall be subject to a 10% excise tax on the amount of such Excess Contributions, pursuant to section 4979 of the Code. Such excise tax shall be due at the same time as the Employer's income tax for its taxable year with or within which the Plan Year ends."

     9. A new Article 6.2(c)(5) shall be added as follows and Article 6.2(c)(5) shall be redesignated as Article 6.2(c)(6):

          "(5) Any Matching Contributions which are taken into account for purposes of determining a Participant's Deferral Percentage pursuant to
     Article 3.7(c)(4) for any Plan Year shall not be taken into account for purposes of determining such Participant's Contribution Percentage."

     10. Article 6.3(c) shall be deleted in its entirety and the following shall be inserted in lieu thereof

          "(c) The income allocable to Excess Matching Contributions shall be equal to the sum of the allocable gain or loss for the Plan Year for which the Excess Matching Contributions were made, and the allocable gain or loss for the period between the end of such Plan Year and the date of distribution or forfeiture, determined in accordance with the method set forth in Article 3.8(b)(ii), except that "Excess Matching Contributions," "Matching Contributions," and "Matching Contributions Account" shall be substituted for "Excess Contributions," "401(k) Contributions," and "401(k) Account," respectively.

     11.  A new Article 6.3(e) shall be added as follows:

          "(e) For purposes of this Article 6.3, if the Highly Compensated Employee's Contribution Percentage is determined by combining the Matching Contributions and compensation of all Family Members pursuant to Article 6.2(c)(2), then the maximum amount of Matching Contributions permitted is determined in accordance with the leveling method set forth above in
     Article 6.3(b)(2), and the Excess Matching Contributions for the Family Members are allocated among the Family Members in proportion to their Matching Contributions."

     12.  A new Article 6.5 shall be added as follows:

          6.5  Multiple Use of Alternative Limitation.

          (a) In order for the Plan to comply with the requirements of sections 401(k) and 401(m) of the Code, the Plan must satisfy the tests set forth in Articles 3.7(a) and 6.2(a). However, the Employer must avoid the multiple use of the alternative limitation as set forth in Articles 3.7(a)(2) and 6.2(a)(2) with respect to Highly Compensated Employees.

          (b) For purposes of this Article 6.5, a multiple use of the alternative limitation is present when all of the following conditions occur:

          (1) One or more Highly Compensated Employees of the Employer are eligible to participate in a cash or deferred arrangement subject to section 401(k) of the Code, and in the plan maintained by the Employer subject to section 401(m) of the Code;

          (2) The sum of the Actual Deferral Percentage of the entire group of eligible Highly Compensated Employees under such arrangement subject to section 401(k) of the Code and Actual Contribution Percentage of the entire group of eligible Highly Compensated Employees under such plan subject to section 401(m) of the Code exceeds the Aggregate Limit;

          (3) The Actual Deferral Percentage of the entire group of eligible Highly Compensated Employees under the arrangement subject to section 401(k) of the Code exceeds 125 percent of the Actual Deferral Percentage of the entire group of eligible NonHighly Compensated Employees; and

          (4) The Actual Contribution Percentage of the entire group of eligible Highly Compensated Employees under such plan subject to section 401(m) of the Code exceeds 125 percent of the Actual Contribution Percentage of the entire group of eligible NonHighly Compensated Employees.

          (c) For purposes of the this Article 6.5, the Aggregate Limit is defined as the greater of:

          (1) The sum of:

          (A) 125 percent of the greater of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage, and

          (B) Two (2) percentage points plus the lesser of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage. In no event, however, shall this amount exceed twice the lesser of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage; or

          (2) The sum of.

          (A) 125 percent of the lesser of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage, and

          (B) Two (2) percentage points plus the greater of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage. In no event, however, shall this amount exceed twice the greater of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage.

          (d) For purposes of this Article 6.5, the term "Relevant" Actual Deferral Percentage and term "Relevant" Actual Contribution Percentage mean the Actual Deferral Percentage or the Actual Contribution Percentage of the eligible group of Non-Highly Compensated Employees.

          (e) In the event a multiple use of the alternative limitation as described in Article 6.5(b) is present, such multiple use shall be corrected by reducing the Actual Contribution Percentage of the Highly Compensated Employees so that the combined Actual Deferral Percentage and the Actual Contribution Percentage does not exceed the Aggregate Limit. The required reduction shall be treated as an Excess Matching Contribution as described in Article 6.3(b). The method of correct to be used to reduce the Actual Contribution Percentage shall be the method as set forth in Article 6.3(b)(2)."

     13. Article 9.1 shall be deleted in its entirety and the following shall be inserted in lieu thereof:

          "9.1 Allocation of 401(k) Contributions. Any 401(k) Contributions made by the Employer on behalf of a Participant shall be allocated to that Participant's 401(k) Account as of a date no later than the last day of the Plan Year for which such 401(k) Contributions were made."

     14. Article 12.3(a) shall be deleted in its entirety and the following shall be inserted in lieu thereof:

          "(a) Distribution of the balance then standing in the Participant's Accounts shall be made or commenced as soon as administratively feasible after the value of such Participant's Accounts is determined pursuant to
     Article 12.2, except that if the value of the Participant's Accounts exceeds $3,500, no distribution shall be made prior to the Participant's Normal Retirement Date without the prior written consent of the Participant and, when applicable, the Participant's spouse."

     15. Effective January 1, 1990, the last sentence of Article 12.4 of the Plan shall be deleted in its entirety and the following shall be inserted in lieu thereof:

          "Except as provided in Article 13.1, no terminated Participant shall be eligible for a loan pursuant to Article 13 or a financial hardship withdrawal in accordance with Article 14.1."

     16. Effective October 19, 1989, Article 13.1 of the Plan shall be deleted in its entirety and the following shall be inserted in lieu thereof:

          "13.1 Requirements. Upon written application, the Committee may direct the Trustee to make a loan to a Participant or a former Participant who is a "party in interest" within the meaning of Section 3(14) of ERISA and who has not received the entire amount of his or her vested benefit, in accordance with the following rules:

          (a) The principal amount of a loan shall not exceed the lesser of either paragraph (1) or (2) below:

          (1) $50,000, reduced by the Participant's highest outstanding loan balance during the 1 year period ending on the day before the day on which the current loan is made. For purposes of determining the Participant's highest outstanding loan balance, all loans made to the Participant from the Plan and any other qualified plan maintained by the Company or a Related Company shall be aggregated.

          (2) 50% of the Participant's vested interest in his Accounts, reduced in either case by the current outstanding balance of all other loans to the Participant from the Plan and any other qualified plan maintained by the Company or a Related Company.

          Notwithstanding the foregoing, the principal amount of a loan from the Plan to the Participant may not exceed seventy percent (70%) of the vested account balance of the Participant's Accounts (as of the last Valuation Date for which valuation is available at the time of such loan, less subsequent distributions and outstanding loans) which are invested in investment funds other than a money market fund and one hundred percent (100%) of the vested account balance of the Participant's Accounts (as of the last Valuation Date for which valuation is available at the time of such loan, less subsequent distributions and outstanding loans) which are invested in a money market fund.

          (b) Loans shall be made available to all Participants on a reasonably equivalent basis.

          (c) Loans must be secured by the Participant's vested interest in his Accounts.

          (d) Loans must be evidenced by the borrowing Participant's promissory note for a fixed term not to exceed five (5) years unless the proceeds of the loan are used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as a principal residence of the Participant, in which case such loan must be required to be repaid within thirty (30) years (effective June 1, 1990, ten (10) years). Loans for the acquisition of the Participant's principal residence are referred to herein as Residence Loans and all other loans are to be referred to as General Loans.

          (e) A loan shall bear a reasonable rate of interest and require regular, periodic repayment through substantially level amortization and payments not less frequently than quarterly over the life of the loan.

          (f) A loan shall not be made is such loan would constitute a prohibited transaction under the applicable sections of ERISA and the Code, and the regulations promulgated thereunder.

          (g) A Participant may not obtain more than two loans from the Plan in any Plan Year.

          (h) Loans shall be for the minimum amount of Five Hundred Dollars ($500.00).

          (i) Loans may be prepaid in full without penalty. No partial payment is permitted.

          (j) Repayment of all loans shall be through payroll deduction, unless the Participant is on an unpaid leave of absence or on disability leave, in which case repayment of the loan may be made by personal check. A Participant may not terminate his payroll deduction authorization.

          (k) Loans shall become immediately due and payable on the Participant's termination of employment with the Employer, unless the Participant is a "party in interest" within the meaning of Section 3(14) of ERISA.

          (1) Loans may be immediately due and payable, in the sole discretion of the Committee, if the Participant fails to make any installment when due.

          (m) In the event of default by a Participant, such Participant's Accounts may be offset by the outstanding loan balance at the time the Participant becomes entitled to a distribution from the Plan.

          (n) Loans must be made in accordance with such other guidelines and policies as shall be adopted from time to time by the Committee which, upon adoption, shall constitute part of the Plan and which shall include such provisions as may be required by final regulations promulgated by the Department of Labor."

     17. Effective January 1, 1990, the first sentence of Article 13.2 shall be deleted in its entirety and the following shall be inserted in lieu thereof:

          "The principal borrowed by the Participant shall be funded first from the Participant's Voluntary Account, then from the Participant's Rollover Account, then from the Participant's Profit Sharing Account, then from the Participant's Matching Account, and then from the Participant's 401(k) Account."

     18. Effective January 1, 1990, the first sentence of Article 14.1(f) shall be deleted in its entirety and the following shall be inserted in lieu thereof:

          "Financial hardship withdrawals shall first be made from a Participant's Voluntary Account, then from the Participant's Rollover Account, then from the Participant's Profit Sharing Account, then from the Participant's Matching Account, and then from the Participant's 401(k) Account."

     19. The first sentence of the second paragraph of Article 21.1 shall be deleted in its entirety and the following shall be inserted in lieu thereof:

          "In determining the value of Accounts of the Participants for purposes of the 60% Test, any distributions made with respect to an Employee under the Plan during the five year period ending on the determination date or any distributions under a terminated plan which if it had not been terminated would have been part of a Required Aggregation Group, shall be taken into account. In determining the value of Accounts of Participants for purposes of the 60% Test, any contributions to the Plan made pursuant to Article 4 initiated by an Employee and not made from a plan maintained by the Employer shall not, except to the extent provided by Treasury Regulations promulgated under section 416(g)(4)(A) of the Code, be taken into account."

     Executed this 24th day of July 1991.

                                            CADENCE DESIGN SYSTEMS, INC.

                                            By: /s/  Leonard J. LeBlanc
                                                     Leonard J. LeBlanc

                                                                       EXHIBIT A

                            FOURTH AMENDMENT TO THE

                          CADENCE DESIGN SYSTEMS, INC.

                                  401(K) PLAN

     WHEREAS, Cadence Design Systems, Inc. (the "Company") amended and restated the Cadence Design Systems, Inc. 401(k) Plan (the "Plan"), effective January 1, 1989;

     WHEREAS, the Company wishes to amend the Plan in order to provide that a participant may not have more than two loans outstanding at one time; and

     WHEREAS, the Company may amend the Plan pursuant to Article 18.1 thereof.

     NOW, THEREFORE, effective, September 1, 1991, the Plan is amended as follows:

     Article 13.1(g) of the Plan shall be deleted in its entirety and the following shall be inserted in lieu thereof:

     "(g) A Participant may not have more than two loans outstanding from the Plan at any time."

     Executed this 29th day of October 1991.

                                            CADENCE DESIGN SYSTEMS, INC.

                                            By: /s/  Leonard J. LeBlanc
                                                     Leonard J. LeBlanc